UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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HARMONIC INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HARMONIC INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on June 28, 2006

TO THE STOCKHOLDERS OF HARMONIC INC.:
NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Harmonic Inc., a Delaware corporation (the “Company”), will be held on Wednesday, June 28, 2006 at 8:00 a.m ., Pacific Time, at The Hyatt Regency – Santa Clara Hotel, 5101 Great America Parkway, Santa Clara, California, 95054, for the following purposes:

1.	To elect seven directors to serve until the 2007 Annual Stockholders Meeting or until their successors are elected and duly qualified.
2.	To approve amendments to the 2002 Employee Stock Purchase Plan to reduce the term of future Offering Periods to six (6) months and increase the number of shares of common stock available for issuance thereunder by 2,000,000 shares.
3.	To approve amendments to the 2002 Director Option Plan to increase the maximum number of shares which may become subject to options and sold under the Plan by an additional 300,000 shares and reduce the term of future options granted under the Plan to seven (7) years.
4.	To ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2006.
The foregoing items of business are more fully described in the Proxy Statement accompanying this notice.
Only stockholders of record at the close of business on May 1, 2006 are entitled to notice of and to vote at the meeting and any adjournment thereof.
All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, you are urged to mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose or vote by telephone or by using the internet as instructed on the proxy card. Any stockholder of record attending the meeting may vote in person even if such stockholder has returned a proxy.

By Order of the Board of Directors,

Jeffrey D. Saper,
Secretary
Sunnyvale, California
May 24, 2006
YOUR VOTE IS IMPORTANT
In order to assure your representation at the meeting, you are requested to complete, sign and date the enclosed proxy as promptly as possible and return it in the enclosed envelope, or vote by telephone or by using the internet as instructed on the proxy card.

PROXY STATEMENT
PROPOSAL ONE ELECTION OF DIRECTORS
PROPOSAL TWO APPROVAL OF THE AMENDED 2002 EMPLOYEE STOCK PURCHASE PLAN
PROPOSAL THREE AMENDMENTS TO THE 2002 DIRECTOR OPTION PLAN
PROPOSAL FOUR RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
ADDITIONAL INFORMATION

HARMONIC INC.
549 Baltic Way
Sunnyvale, California 94089

PROXY STATEMENT

INFORMATION CONCERNING SOLICITATION AND VOTING
General
The enclosed proxy is solicited on behalf of the Board of Directors of Harmonic Inc., a Delaware corporation (“Harmonic” or the “Company”), for use at the Annual Meeting of Stockholders (the “Annual Meeting”) to be held June 28, 2006 at 8:00 a.m ., Pacific Time, or at any adjournments and postponements thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Stockholders. The Annual Meeting will be held at The Hyatt Regency – Santa Clara Hotel, 5101 Great America Parkway, Santa Clara, California, 95054. The telephone number of the Company’s principal offices is (408) 542-2500.
These proxy materials and the Company’s Annual Report to Stockholders for the year ended December 31, 2005, including financial statements, were first mailed on or about May 24, 2006 to all stockholders entitled to vote at the Annual Meeting.
Record Date and Voting Securities
Stockholders of record at the close of business on May 1 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. At the Record Date, 74,168,674 shares of the Company’s common stock, $0.001 par value per share, were issued and outstanding.
Revocability of Proxies
Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use at the Annual Meeting by delivering to the Secretary of the Company at the Company’s principal executive offices a written notice of revocation or a duly executed proxy bearing a later date, or by voting on a later date by telephone or via the Internet (only your latest-dated telephone or Internet proxy is counted), or by attending the Annual Meeting and voting in person.
Voting and Solicitation
Each stockholder is entitled to one vote for each share of the Company’s common stock held as of the Record Date on all matters presented at the Annual Meeting. Stockholders do not have the right to cumulate their votes in the election of directors.
The Company will bear the cost of soliciting proxies, including the preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any other solicitation materials furnished to stockholders by the Company in connection with the Annual Meeting. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile or personal solicitation by directors, officers or employees of the Company. No additional compensation will be paid to such persons for such services.

Quorum; Abstentions; Broker Non-Votes
The required quorum for the transaction of business at the Annual Meeting is a majority of the votes eligible to be cast by holders of shares of the Company’s common stock issued and outstanding on the Record Date. Shares eligible to vote at the Annual Meeting will be counted as present at the Annual Meeting if the holder of such shares is present and votes in person at the Annual Meeting or has properly submitted a proxy card or voted by telephone or via the Internet. Shares that are voted “FOR,” “AGAINST,” “WITHHELD” or “ABSTAIN” are treated as being present at the Annual Meeting for purposes of establishing a quorum and are also treated as shares entitled to vote at the Annual Meeting (the “Votes Cast”) with respect to such matter.
While there is no definitive statutory or case law authority in Delaware as to the proper treatment of abstentions, the Company believes that abstentions should be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of Votes Cast with respect to a proposal (other than the election of directors). In the absence of controlling precedent to the contrary, the Company intends to treat abstentions in this manner. Accordingly, abstentions on a given proposal will have the same effect as a vote against the proposal, but will not affect the election of directors.
The Delaware Supreme Court has held that, while broker non-votes should be counted for purposes of determining the presence or absence of a quorum for the transaction of business, broker non-votes should not be counted for purposes of determining the number of Votes Cast with respect to the particular proposal on which the broker has expressly not voted. The Company intends to treat broker non-votes in a similar manner. Thus, a broker non-vote will not affect the outcome of the voting on a proposal.
Stockholder Proposal Procedures and Deadlines
Proposals of stockholders of the Company that are intended to be presented by such stockholders at the Company’s 2007 Annual Meeting and that stockholders desire to have included in the Company’s proxy materials relating to such meeting must be received by Harmonic at its principal executive offices at 549 Baltic Way, Sunnyvale, California 94089 no later than January 25, 2007, which is 120 calendar days prior to the anniversary of the mailing date of this Proxy Statement, and must be in compliance with applicable laws and regulations in order to be considered for possible inclusion in the Proxy Statement and form of proxy for that meeting.
The Securities and Exchange Commission, or SEC, rules also establish a different deadline for submission of stockholder proposals that are not intended to be included in the Company’s Proxy Statement with respect to discretionary voting. The discretionary vote deadline for the year 2007 Annual Meeting is April 10, 2007, 45 calendar days prior to the anniversary of the mailing date of this Proxy Statement. If a stockholder gives notice of such a proposal after the discretionary vote deadline, the Company’s proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the Company’s year 2007 Annual Meeting. The Company has not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year’s Annual Meeting.
Furthermore, under the Company’s bylaws, a stockholder’s notice of business to be brought before an annual meeting must set forth, as to each proposed matter: a) a brief description of the business and reason for conducting such business at the meeting; b) the name and address as they appear on the Company’s books of the stockholder; c) the class and number of shares of the Company owned by the stockholder; d) any material interest of the stockholder in such business; and e) any other information that may be required under Regulation 14A of the Securities and Exchange Act of 1934.

Multiple Stockholders Sharing One Address
In some instances, we may deliver to multiple stockholders sharing a common address only one copy of this proxy statement and its attachments. If requested in writing, we will promptly provide a separate copy of the proxy statement and its attachments to a stockholder sharing an address with another stockholder. Requests should be directed to our Corporate Secretary to Harmonic Inc., Attention: Corporate Secretary, 549 Baltic Way, Sunnyvale, CA 94089. Stockholders sharing an address who currently receive multiple copies and wish to receive only a single copy should contact their broker or send a signed, written request to us at the address above.
PROPOSAL ONE
ELECTION OF DIRECTORS
Nominees
The Company has authorized a board of seven directors, and seven directors are to be elected at the Annual Meeting. Each of the directors elected at the Annual Meeting will hold office until the Annual Meeting of Stockholders in 2007 or until such director’s successor has been duly elected and qualified.
Unless otherwise instructed, the proxy holders identified on the enclosed proxy card will vote the proxies received by them for the Company’s seven nominees named below, all of whom are currently directors of the Company. Each of the nominees was recommended for election by the Company’s Corporate Governance and Nominating Committee and the Board of Directors. The Company did not receive any proposals from stockholders for nominations of other candidates for election. In the event that any nominee of the Company becomes unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies for any substitute nominee who is designated by the Company’s current Corporate Governance and Nominating Committee to fill the vacancy. It is not expected that any nominee listed below will be unable or will decline to serve as a director.
The names of the nominees for director and certain information about each of them are set forth below.

Name	Age	Principal Occupation

Anthony J. Ley	67	Chairman of the Board
Patrick J. Harshman	41	Chief Executive Officer, Harmonic Inc.
E. Floyd Kvamme	68	Partner Emeritus, Kleiner Perkins Caufield & Byers
William F. Reddersen	58	Retired, former Executive Vice President, BellSouth
Lewis Solomon	72	Chairman, G&L Investments
Michel L. Vaillaud	74	Retired, former Chairman and CEO, Schlumberger Limited
David R. Van Valkenburg	64	Chairman, Balfour Associates, Inc.
Except as indicated below, each nominee or incumbent director has been engaged in the principal occupation set forth above during the past five years. There are no family relationships between any directors or executive officers of the Company.
Anthony J. Ley has served as Harmonic’s Chairman of the Board since February 1995 and has been a director since 1988. Previously Mr. Ley served also as President and Chief Executive Officer from November 1988 until May 4, 2006. From 1963 to 1987, Mr. Ley was employed at Schlumberger Limited both in Europe and the U.S., holding various senior business management and research and development positions, most recently as Vice President, Research and Engineering at Fairchild Semiconductor/ Schlumberger in Palo Alto, California. Mr. Ley holds an M.A. in mechanical sciences from the University of Cambridge and an S.M.E.E. from the Massachusetts Institute of Technology. He is also named as an inventor in 29 patents, is a Fellow of the I.E.E. (U.K.) and a senior member of the I.E.E.E.

Patrick J. Harshman joined Harmonic in 1993 and was appointed President and Chief Executive Officer and elected as a director on May 4, 2006. From December 2005 to May 2006, Dr. Harshman was the Company’s Executive Vice President, with responsibility for research and development, marketing, operations and technical services. He was President of the Broadband Access Networks Division from January 2001 until December 2005. Prior to January 2001, Dr. Harshman was Vice President of Marketing, responsible for Harmonic’s digital video and fiber optic transmission product lines. Dr. Harshman received a Ph.D. in Electrical Engineering from the University of California, Berkeley, where his graduate research focused on nonlinear optical phenomena in optical communication systems. He also completed an Executive Management Program at Stanford University.
E. Floyd Kvamme has been a director of the Company since 1990. Since 1984, Mr. Kvamme has been a general partner and now serves as a partner emeritus of Kleiner Perkins Caufield & Byers, a venture capital firm. Mr. Kvamme is also a director of National Semiconductor Corporation and Power Integrations, Inc., as well as several private companies. Mr. Kvamme holds a B.S.E.E. from the University of California, Berkeley and an M.S.E. from Syracuse University.
William F. Reddersen has been a director of the Company since July 2002. Now retired, Mr. Reddersen spent 31 years at BellSouth and AT&T. From 1998 to 2000, Mr. Reddersen was Executive Vice President of Corporate Strategy at BellSouth, and from 1991 to 1998, he was responsible for BellSouth’s broadband strategy and business market operations. Mr. Reddersen serves as a director of several private companies. He holds a B.S. in Mathematics from the University of Maryland and an M.S. in Management from the Massachusetts Institute of Technology, where he was a Sloan fellow.
Lewis Solomon has been a director of the Company since January 2002. He is Co-Founder and Chairman of G&L Investments, a consulting firm specializing in technology. Mr. Solomon also co-founded and was Chief Executive Officer of Broadband Services, Inc. (BSI), an outsource provider of supply chain management, network planning, and fulfillment services from 1999 to 2004. From 1983 to 1988, he served as the Executive Vice President of Alan Patricof Associates, a global venture capital firm. Mr. Solomon also spent 14 years at General Instrument Corporation, ultimately as Senior Vice President and Assistant to the Chief Executive Officer. Mr. Solomon is a director of Anadigics Inc., Artesyn Technologies Inc., Terayon Communication Systems, Inc. and several private companies.
Michel L. Vaillaud has been a director of the Company since March 1997. Now retired, from 1973 to 1986 Mr. Vaillaud was with Schlumberger Limited, most recently as Chairman and Chief Executive Officer. He is a graduate of Ecole Polytechnique in Paris and Ecole Nationale Superieure des Mines in Paris. He is a Trustee Emeritus of the Institute of Advanced Studies in Princeton, New Jersey.
David R. Van Valkenburg has been a director of the Company since October 2001. Mr. Van Valkenburg currently serves as Chairman of Balfour Associates, Inc., a firm providing counsel to chief executive officers, boards of directors and private equity funds and Chairman and President of privately-held Zero Point Corporation, a computer network engineering company. From 1995 to 2000, he was Executive Vice President of MediaOne Group, Inc. While at MediaOne Group, Mr. Van Valkenburg was seconded to Telewest Communications where he served as Chief Executive Officer and Chief Operating Officer from 1997 to 1999. He has also held the position of President at both Multivision Cable TV Corporation and Cox Cable Communications Inc. Mr. Van Valkenburg serves on the board of Moscow Cablecom Corporation, and several private companies. He holds a B.A. degree from Malone College, an M.S. degree from the University of Kansas, and an M.B.A. from Harvard University.
Board Meetings and Committees
The Board of Directors of the Company held a total of ten meetings during the fiscal year ended December 31, 2005. No incumbent director attended fewer than 75% of the meetings of the Board of Directors or the committees upon which such director served during 2005, except for Mr. Solomon who was recused from four meetings.

The Board of Directors has determined that Messrs. Kvamme, Reddersen, Solomon, Vaillaud and Van Valkenburg are independent and have no material relationship with the Company.
The Board of Directors has an Audit Committee, a Compensation and Equity Ownership Committee and a Corporate Governance and Nominating Committee. The charters for each of these committees are posted on our website at www.harmonicinc.com.
The Audit Committee currently consists of Messrs. Kvamme, Reddersen and Vaillaud, each of whom is independent under Rule 10A-3 of the Securities Exchange Act of 1934 and under applicable Nasdaq listing standards. The Audit Committee of the Board of Directors of Harmonic serves as the representative of the Board of Directors for general oversight of the quality and integrity of Harmonic’s financial accounting and reporting process, system of internal control, audit process, and process for monitoring the compliance with related laws and regulations. The Audit Committee engages the Company’s independent registered public accounting firm and approves the scope of both audit and non-audit services. Harmonic’s management has primary responsibility for preparing financial statements and the financial reporting process. The Audit Committee held ten meetings during 2005.
The Company’s Board of Directors has determined that Mr. Kvamme is an “audit committee financial expert” as defined by the current rules of the Securities and Exchange Commission. The Board of Directors believes that Mr. Kvamme’s experience as general partner of a major venture capital firm since 1984 qualifies him as a “audit committee financial expert” because he has acquired relevant expertise and experience from the analysis and evaluation of financial statements of both public and private companies.
The Compensation and Equity Ownership Committee currently consists of Messrs. Van Valkenburg and Kvamme, neither of whom is an employee of the Company and each of whom is independent under applicable Nasdaq listing standards. The Compensation and Equity Ownership Committee is responsible for reviewing and approving the Company’s compensation policies and the compensation paid to executive officers, and approves all grants of equity compensation to employees. The Compensation and Equity Ownership Committee held six meetings during 2005.
The Corporate Governance and Nominating Committee serves as the representative of the Board of Directors for establishment and oversight of governance policy and the operation, composition and compensation of the Board of Directors. The Corporate Governance and Nominating Committee is composed of Messrs. Solomon and Van Valkenburg, both of whom are independent under applicable Nasdaq listing standards. The Corporate Governance and Nominating Committee held no meetings in 2005. Matters within the scope of the Corporate Governance and Nominating Committee were discussed in executive sessions at each board meeting. See “Meetings of Non-Employee Directors.”
The Corporate Governance and Nominating Committee has proposed, and the Board of Directors has approved, the nomination of all seven current board members for re-election by stockholders at this annual meeting. No candidates have been proposed for nomination by shareholders at this meeting or at any previous annual meeting.
Identification and Evaluation of Candidates for Board Membership
The Corporate Governance and Nominating Committee may utilize a variety of methods to identify and evaluate candidates for service on the Company’s Board of Directors. Candidates may come to the attention of the Corporate Governance and Nominating Committee through current directors, management, professional search firms, stockholders or other persons. Any candidate presented would be evaluated at regular or special meetings of the Corporate Governance and Nominating Committee or at executive sessions at regular board meetings and may be considered at any point during the year. The Corporate Governance and Nominating Committee may take such measures that it considers appropriate in connection with its evaluation of a candidate, including candidate interviews, inquiry of the person recommending the candidate or reliance on the knowledge of the members of the Corporate Governance and Nominating Committee, the Board of Directors or management. To date, the Corporate Governance and Nominating

Committee has not used outside consultants to assist it in identifying and screening potential candidates for election to the Board of Directors. In evaluating a candidate, the Corporate Governance and Nominating Committee may consider a variety of criteria. These criteria include demonstrated relevant business and industry experience, particular expertise to act as a committee chair or member, the ability to devote the necessary time to Board of Directors and committee service, personal character and integrity, and sound business judgment. The Corporate Governance and Nominating Committee has not set either term limits or age limits for members of the Board of Directors, believing that the Company’s interests are best served by members of the Board of Directors with substantial experience and knowledge of the Company’s business and that age is generally not a barrier to effective performance as a member of the Board of Directors.
Nomination Proposals from Stockholders
The Corporate Governance and Nominating Committee will consider proposals from stockholders for Board of Directors nominees at the 2007 Annual Meeting, provided that such proposals are submitted, in a timely manner in accordance with the Company’s bylaws, as amended, in writing to the Secretary of the Company at 549 Baltic Way, Sunnyvale, CA 94089 for inclusion in the Company’s proxy statement or consideration at the next annual meeting of stockholders. For stockholder nominations of persons for election to the Board of Directors of the Company at the 2007 Annual Stockholder Meeting, timely written notice of such nomination must be delivered to the Secretary of the Company one hundred twenty days (120 days) prior to the anniversary of the mailing of this proxy statement (i.e., January 24, 2007), which notice must contain (i) as to each person whom the stockholder proposes to nominate for election or re-election as a director (A) the name, age, business address and residence address of such person, (B) the principal occupation or employment of such person, (C) the class and number of shares of the Company which are beneficially owned by such person, (D) a description of all arrangements and understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nominations are to be made by the stockholder and (E) any other information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934 (including without limitation such person’s written consent to being named in the proxy statement, if any, as a nominee and to serving as a director if elected) and (ii) as to such stockholder proposing a nominee for election to the Board of Directors of the Company, the information set forth in “Stockholder Proposal Procedures and Deadlines” for a stockholder notice of business to be brought before an annual meeting. In evaluating director candidates proposed by stockholders, the Corporate Governance and Nominating Committee will use the same criteria as it uses to evaluate all prospective members of the Board of Directors.
Meetings of Non-Employee Directors
At each board meeting, the non-employee directors meet in executive session without any management directors or employees present. The Chairman of the Corporate Governance and Nominating Committee, Mr. Solomon, has the responsibility of presiding over periodic executive sessions of the Board of Directors in which management directors and other members of management do not participate. Last year, the non-employee directors discussed corporate strategy, succession planning, and board policies, processes and practices in executive session.
Compensation Committee Interlocks and Insider Participation
The Compensation and Equity Ownership Committee of the Board of Directors currently consists of Messrs. Van Valkenburg and Kvamme. No member of the Compensation and Equity Ownership Committee or executive officer of the Company has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

Compensation of Directors
Each non-employee director is paid an annual retainer of $20,000, plus $2,000 per board meeting attended and $1,000 per board committee meeting attended. Fees of $1,000 and $500, respectively, are paid for telephonic Board of Directors and committee meetings. In addition, the Chair of the Audit Committee receives an annual retainer of $7,500 and the Chairs of the Compensation and Equity Ownership Committee and the Corporate Governance and Nominating Committee each are paid a retainer of $4,000 per annum (but only one retainer will be paid if held by the same person). Maximum total board compensation is capped at $35,000 per annum, excluding committee remuneration.
The 2002 Director Option Plan currently provides for grants of options to be made in two ways:

1.	Each non-employee director is automatically granted an option to purchase 30,000 shares on the date on which such person first becomes a non-employee director, whether through election by our stockholders or by our Board of Directors to fill a vacancy, provided, however, that an employee director who ceases to be an employee director but who remains a director will not receive an option upon such occurrence; and

2.	Each non-employee director is automatically granted an option to purchase 10,000 shares on the date of our annual stockholders meeting each year if on such dates he or she shall have served on our Board of Directors for at least the preceding six (6) months.
Communication with the Board of Directors
The Board of Directors believes that management should be the primary means of communication between the Company and all of its constituencies, including stockholders, customers, suppliers and employees. However, stockholders may communicate with individual members of the Board of Directors, committees of the Board of Directors, or the full Board of Directors by addressing correspondence to a board member’s attention at 549 Baltic Way, Sunnyvale, CA, 94089.
Attendance of the Board of Directors at Annual Meetings
No non-employee members of the Board of Directors attended the 2005 Annual Meeting. The Board of Directors has adopted a policy encouraging Board of Directors members to attend future annual stockholder meetings and anticipates that certain board members will be present at the June 28 annual shareholder meeting.
Vote Required and Recommendation
The seven nominees receiving the highest number of affirmative votes of the shares entitled to vote on this matter shall be elected as directors. Votes withheld from any director will be counted for purposes of determining the presence or absence of a quorum but are not counted as affirmative votes. A broker non-vote will be counted for purposes of determining the presence or absence of a quorum, but, under Delaware law and assuming that a quorum is obtained, a broker non-vote will not affect the outcome of the vote relating to election of directors.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” EACH OF THE DIRECTOR NOMINEES SET FORTH ABOVE.

PROPOSAL TWO
APPROVAL OF THE AMENDED 2002 EMPLOYEE STOCK PURCHASE PLAN
This is a proposal to approve amendments to our 2002 Employee Stock Purchase Plan (the “ESPP”) to:

•	reduce the term of future offering periods (“Offering Periods”) to six (6) months, and

•	increase the maximum number of shares of common stock available for issuance under the ESPP by an additional 2,000,000 shares.
The ESPP was initially adopted by our Board of Directors in March 2002 and was approved by our stockholders in May 2002. An amendment to the ESPP, adopted in May 2004, increased the maximum number of shares available for issuance under the ESPP by an additional 2,000,000 shares. If this proposal is not approved by our stockholders, the ESPP is scheduled to run out of shares available for issuance in January 2007.
Our Board of Directors approved amendments to the ESPP, subject to obtaining stockholder approval, to reduce the term of future Offering Periods to six (6) months and to increase the number of shares of common stock available for issuance. The ESPP is currently implemented by consecutive, overlapping Offering Periods that are approximately twenty-four (24) months in length, with a new Offering Period commencing approximately every six (6) months. If this proposal is approved by our stockholders, Offering Periods commencing on or after January 1, 2007, will be approximately six (6) months in length, commencing approximately every six (6) months on the first day on which national securities markets (such as the Nasdaq National Market) are open for trading on or after January 1 or July 1. The number of shares of our common stock currently reserved for issuance under the ESPP is 883,736. If this proposal is approved by our stockholders, the shares available for issuance under the ESPP for Offering Periods commencing on or after January 1, 2007, will be increased by 2,000,000 shares.
Historically, the Company was not required to record any direct compensation expense for financial accounting purposes in connection with the ESPP. Under new accounting rules effective for Harmonic on January 1, 2006, which mandate expensing for all compensatory equity awards, including stock rights under most employee stock purchase plans, the Company will recognize compensation expense in connection with the ESPP. This will result in a direct charge to the Company’s reported earnings. However, management believes that shortening the ESPP offering period from 24 to 6 months should reduce the magnitude of the compensation expense recognized by the Company.
Approval of this proposal requires the affirmative vote of the holders of a majority of the shares of our common stock that are present in person or by proxy and entitled to vote at annual meeting.
Our named executive officers and employee directors have an interest in this proposal because they are eligible to participate in the ESPP.
Purposes and Effects of the Proposal
Encouraging employees to acquire equity ownership in the Company assures a closer alignment of the interests of employees participating in the ESPP with those of the Company’s stockholders. The proposed adjustments to the ESPP will enable the Company to continue to use the ESPP as a valuable tool for attracting and retaining key personnel and aligning the interests of ESPP participants with those of the Company’s stockholders. The Company believes that the ESPP remains an essential element of a competitive compensation package, especially in Silicon Valley, and these plans are offered by most public companies with which we compete for employees. Currently, approximately 77% of our employees participate in the ESPP.

Description of Employee Stock Purchase Plan
The following is a summary of the principal features of the ESPP and its operation. This summary is qualified in its entirety by reference to the ESPP as set forth in Exhibit 1.
Purpose. The purpose of the ESPP is to provide employees with an opportunity to purchase our common stock through payroll deductions.
Administration. The ESPP is administered by the Board of Directors or a committee appointed by the Board of Directors. The administrator has full and exclusive discretionary authority to construe, interpret and apply the terms of the ESPP, and the administrator’s findings, decisions, and determinations are final and binding upon all parties.
Eligibility. Each of our employees and each employee of our designated subsidiaries, whose customary employment with the Company or the designated subsidiary is at least twenty (20) hours per week and more than five (5) months in any calendar year, is eligible to participate in the ESPP. As of the date hereby, approximately 596 employees, including our executive officers, were eligible to participate in the ESPP. No employee who owns stock and/or holds outstanding options to purchase stock possessing five percent (5%) or more of the total combined voting power or value of all classes of our stock or any of our subsidiaries may participate. Moreover, no employee may participate to the extent that they may purchase stock under all employee stock purchase plans of the Company and its subsidiaries at a rate which exceeds $25,000 of fair market value (determined on the first day of any Offering Period) in any calendar year.
Shares Available for Issuance. As of May 1, 2006, there are approximately 883,736 shares of our common stock available are available for issuance under the ESPP. If our stockholders approve this proposal, an additional 2,000,000 shares will become available for issuance in Offering Periods commencing on or after January 1, 2007.
Offering Period. The ESPP currently has consecutive and overlapping Offering Periods that begin approximately every six (6) months commencing on the first trading day on or after each January 1 and July 1 and terminating on the first trading day on or after July 1 and January 1, approximately twenty-four (24) months later. Each Offering Period includes four (4) six-month purchase periods. If our stockholders approve this proposal, commencing with Offering Periods on or after January 1, 2007, the ESPP will have Offering Periods that begin every six (6) months commencing on the first trading day on or after each January 1 and July 1 and terminating on the first trading day on or after January 1 and July 1 approximately six (6) months later. Each such Offering Period will include one six-month purchase period. Our Board of Directors has the power to change the commencement date and/or the duration of future Offering Periods, if such change is announced at least five days prior to the scheduled beginning of the first Offering Period to be affected.
Participation. To participate in the ESPP, an eligible employee must authorize payroll deductions pursuant to the ESPP. Payroll deductions are withheld in whole percentages only and cannot exceed ten percent (10%) of a participant’s compensation he or she receives on each pay day during the Offering Period. A participant may not make any additional payments into his or her account. To comply with Section 423(b)(8) of the Internal Revenue Code and eligibility limitations pursuant to the ESPP, a participant’s payroll deductions may be decreased to zero percent (0%). A participant may increase or decrease the rate of payroll deductions, except the administrator may, in its discretion, limit the nature and/or number of participation rate changes during any Offering Period.
Option Grant. The number of shares of our common stock a participant purchases in each Offering Period is determined by dividing the total amount of payroll deductions withheld from the participant’s compensation on or prior to the last day of the purchase period by the purchase price; however, a participant may purchase no more than 3,000 shares in any purchase period.
Option Exercise. The Internal Revenue Service views participants in our ESPP as receiving options. The price per share subject to the option is the lower of (i) eighty-five percent (85%) of the fair market value of our common stock on the first day of the Offering Period, or (ii) eighty-five percent (85%) of the fair market value of a share of our common stock on the purchase date. Unless a participant withdraws from the ESPP or an employee’s employment terminates with us or our designated subsidiary, a participant’s option for the purchase of shares is exercised automatically on each purchase date. No fractional shares may be purchased and any accumulated payroll deductions not sufficient to purchase a full share is retained in the participant’s account for the subsequent purchase period or Offering Period.
If the number of shares with respect to which options are to be exercised exceed shares available for sale under the ESPP on a purchase date or commencement of an Offering Period, the administrator may in its sole discretion make a pro rata allocation of the shares available for purchase and either continue all Offering Periods then in effect or terminate any or all Offering Periods then in effect. The administrator may make such pro rata allocation of shares notwithstanding any authorization of additional shares for issuance under the ESPP by our stockholders subsequent to the commencement of such Offering Periods.
Automatic Transfer to Low Price Offering Period. With respect to 24-month offering periods commencing prior to January 1, 2007, in the event that the fair market value of our common stock is lower on a purchase date than it was on the first day of the Offering Period, all employees participating in the ESPP on the purchase date are deemed to have withdrawn from the Offering Period immediately after exercise of their option and to have enrolled as participants in the newly commencing Offering Period. We expect that the ESPP will run out of shares on the purchase date in January 2007 unless this Proposal Two is approved by stockholders.
Withdrawal; Termination of Employment. A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the ESPP at any time by written notice to the Company. If a participant withdraws from an Offering Period, no further payroll deductions will be made during the Offering Period under the ESPP and payroll deductions will not resume at the beginning of the succeeding Offering Period. Additionally, payroll deductions credited to the participant’s account during the Offering Period but not yet used to exercise the option will be returned to the participant or, in the case of his or her death, to the person or persons entitled thereto, and the participant’s option will automatically terminate. Withdrawal from an Offering Period has no effect upon a participant’s eligibility to participate in succeeding Offering Periods which commence after termination of the Offering Period from which the participant withdrew, or in any similar plan which we may thereafter adopt. If a participant fails to remain as our employee or an employee of our designated subsidiary, or ceases to meet the ESPP eligibility requirements, he or she is deemed to withdraw from the ESPP.
Adjustments Upon Changes in Capitalization & Certain Transactions. Any increase or decrease in the number of issued shares of our common stock resulting from a stock split or payment of a dividend or any other increase or decrease in the number of shares of our common stock effected without our receiving consideration proportionately adjusts:

•	the number of shares of common stock covered by each ESPP option,

•	the number of shares of common stock which have been authorized for issuance under the ESPP, and

•	the price per share of common stock covered by each ESPP option.
Any other issuance by us of shares of stock of any class, or securities convertible into shares of stock of any class, will not affect the number or price of shares of common stock subject to an ESPP option.
In the event of a proposed dissolution or liquidation of the Company, all Offering Periods are shortened by setting a new exercise date and terminated immediately prior to the consummation of the proposed dissolution or liquidation unless the administrator provides otherwise.
In the event of a merger or change-of-control, each outstanding option under the ESPP is assumed or an equivalent option substituted by the successor corporation or a parent or subsidiary of the successor corporation. If the successor corporation refuses to assume or substitute for the option, all Offering Periods and any purchase period then in progress under the ESPP are shortened by setting a new exercise date and terminated before the date of the proposed merger or change-of-control.
Amendment or Termination. The ESPP administrator may at any time and for any reason terminate or amend the ESPP. Without stockholder approval and without regard to whether any participant rights may be considered to have been adversely affected, the administrator is entitled to:

•	change the Offering Periods,

•	limit the frequency and/or number of changes in the amount withheld during an Offering Period,

•	establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars,

•	permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in our processing of properly completed withholding elections,

•	establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of our common stock properly correspond with amounts withheld, and

•	establish such other limitations or procedures as the administrator determines in its sole discretion advisable which are consistent with the ESPP.
In the event the administrator determines that the ongoing operation of the ESPP may result in unfavorable financial accounting consequences, the Board may, in its discretion, without stockholder approval or the consent of any participant, and to the extent necessary or desirable, modify or amend the ESPP to reduce or eliminate such accounting consequence including, but not limited to (i) increasing the purchase price for any Offering Period including an Offering Period underway at the time of the change in purchase price, (ii) shortening any Offering Period so that Offering Period ends on a new exercise date, including an Offering Period underway at the time of the Board action, and (iii) allocating shares.
Number of Shares Purchased by Certain Individuals and Groups
Given that the number of shares that may be purchased under the ESPP is determined, in part, on our common stock’s market value at the beginning of an Offering Period and at the end of a purchase period (or upon a purchase date within an Offering Period) and given that participation in the ESPP is voluntary on the part of employees, the actual number of shares that may be purchased by any individual is not determinable. For illustrative purposes, the following table sets forth (a) the number of shares of our common stock that were purchased during fiscal year 2005 under the ESPP and (b) the average per share purchase price paid for such shares.

	Employee Stock Purchase Plan Transactions 2005

	Number of Purchased	Weighted Average
Name	Shares	Purchase Price

Anthony J. Ley	—	—
Robin N. Dickson	650	$5.02
Patrick J. Harshman	—	—
Israel Levi	—	—
All executive officers as a group (4 persons)	650	5.02
All employees, including current officers who are not executive officers, as a group (618 persons)	705,171	5.05

Tax Aspects
The tax consequences of the purchase of shares of common stock under the ESPP are as follows.
An employee will not have taxable income when the shares of common stock are purchased, but the employee generally will have taxable income when the employee sells or otherwise disposes of ESPP shares.
For shares that the employee does not dispose of until more than 24 months after the first day of the Offering Period and more than 12 months after the purchase date (the “holding period”), any gain up to 15% of the market price of the stock on the first day of the Offering Period is taxed as ordinary income. Any additional gain above that amount is taxed at long-term capital gain rates. If, after the holding period, the employee sells the stock for less than the purchase price, the difference is a long-term capital loss. Shares sold within the holding period are taxed at ordinary income rates on the amount of discount received from the stock’s market price on the purchase date. Any additional gain (or loss) is taxed to the stockholder as long-term or short-term capital gain (or loss). The purchase date begins the period for determining whether the gain (or loss) is short-term or long-term.
The Company may deduct for federal income tax purposes an amount equal to the ordinary income an employee must recognize when he or she disposes of stock purchased under the ESPP within the holding period. The Company may not deduct any amount for shares disposed of after the holding period.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE APPROVAL OF THE AMENDMENTS TO THE 2002 EMPLOYEE STOCK PURCHASE PLAN.
PROPOSAL THREE
AMENDMENTS TO THE 2002 DIRECTOR OPTION PLAN
This is a proposal to approve amendments to our 2002 Director Option Plan (the “Plan”) to:

•	increase the maximum number of shares which may become subject to options and sold under the Plan by an additional 300,000 shares;

•	reduce the term of future options granted under the Plan to seven (7) years.
The Plan was initially adopted by our Board of Directors on March 2002 and was approved by our stockholders in May 2002. As of May 1, 2006, approximately 100,000 shares remain available to become subject to options and sold under the Plan. The Plan is scheduled to expire in 2012.
Our Board of Directors approved amendments to the Plan, subject to obtaining stockholder approval, to increase the maximum number of shares available to become subject to options and sold under the Plan by an additional 300,000 shares, and to reduce the term of the options granted on or after approval of this proposal by our stockholders to seven (7) years.
Approval of this proposal requires the affirmative vote of the holders of a majority of the shares of our common stock that are present in person or by proxy and entitled to vote at our 2006 Annual Stockholders’ Meeting.
Our Company’s non-employee directors have an interest in this proposal as they may receive options under the 2002 Director Option Plan.
Description of the 2002 Director Option Plan
The following is a summary of the principal features of the 2002 Director Option Plan and its operation. This summary is qualified in its entirety by reference to the Plan as set forth in Exhibit 2.

Purposes
The purposes of the 2002 Director Option Plan are to attract and retain the best available personnel for service as non-employee directors of our Company, and to encourage their continued service on the Board of Directors.
Term of Plan
The Plan is scheduled to expire in 2012.
Eligibility
Only non-employee directors are eligible to receive options under the Plan. Currently, our Board of Directors consists of seven (7) directors of whom five (5) are non-employee directors. Mr. Ley, who retired as President and Chief Executive Officer on May 4, 2006, is not eligible to receive options under this Plan.
Shares Subject to the Plan
The maximum aggregate number of shares which may be optioned and sold under the Plan is 400,000 shares. If this proposal is approved by our stockholders, an additional 300,000 shares will become available to be optioned and sold under the Plan. The shares may be authorized, but unissued, or reacquired common stock.
Administration
The Plan provides for grants of options to be made in two ways:

1.	Each non-employee director is automatically granted an option to purchase 30,000 shares (the “First Option”) on the date on which such person first becomes a non-employee director, whether through election by our stockholders or appointment by our Board of Directors to fill a vacancy. An employee director who ceases to be an employee director but who remains a director will not receive a First Option.

2.	Each non-employee director is automatically granted an option to purchase 10,000 shares (the “Annual Option”) on the date of our annual stockholders meeting each year if on such dates he or she shall have served on our Board of Directors for at least the preceding six (6) months.
Terms of Options
Each option is evidenced by written option agreements between us and the relevant non-employee director in such form as the Board shall approve. Options are subject to the following terms and conditions:

1.	Option Term. The term of options granted has been ten (10) years. If this proposal is approved, options granted under the Plan on or after the date of approval by our stockholders will have a term of seven (7) years. No option may be exercised after expiration of its term.

2.	Option Vesting and Exercise. First Options vest monthly over three (3) years from the date of grant. Annual Options vest monthly over one (1) year from the date of grant. Options are exercisable only while the non-employee director remains a director of our Company, except as set forth in the Plan. An option is exercisable by providing written notice to us accompanied by full payment for the exercised shares.

3.	Exercise Price. The exercise price per share is 100% of the fair market value per share of our common stock on the date of grant.

4.	Termination of Continuous Status as Director. If a non-employee director’s status as a director terminates, all of their vested options expire upon the earlier of the options’ original maximum term or three (3) years following such termination of employment.

5.	Nontransferability of Options. Options granted under this Plan are not transferable other than by will or the laws of descent and distribution, and may be exercised, during the non-employee director’s lifetime, only by the non-employee director.
Adjustments upon Changes in Capitalization, Dissolution, Merger or Change-in-Control
In the event of a stock split, reverse stock split, stock dividend, or any combination or reclassification of our common stock, or other similar change in our capital structure effected without receipt of consideration by us, proportionate adjustments will be made to the number of shares covered by each outstanding option, the number of shares authorized for issuance that remain available to be optioned and sold under the Plan, and the number of shares issuable as First Options or Annual Options. For this purpose, any conversion of convertible securities is not considered effected without our receiving consideration.
In the event of a proposed dissolution or liquidation of our Company, any unexercised options will terminate prior to the consummation of such proposed action.
If a successor corporation assumes or substitutes the options under the Plan as a result of a merger of our Company with or into another corporation or a Change-in-Control of our Company, such options will remain exercisable in accordance with the Plan. In the event of a Change-in-Control, all options held by non-employee directors immediately become fully vested and exercisable.
Amendment and Termination of the Plan
The Board may at any time amend, alter, suspend, or discontinue the Plan to the extent such actions do not impair the rights of any recipient of options under the Plan, unless he or she consents. Any amendment or termination does not affect options already granted under the Plan. To the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, our Company must obtain stockholder approval of any Plan amendment in the manner or to the degree required.
No Repricing. Any reduction of the exercise price of shares subject to an option under the Plan requires the approval of our stockholders, including a change in exercise price due to a repricing or an option exchange program.
Certain Federal Income Tax Information
Options granted under the Plan are nonstatutory options and do not qualify as incentive stock options under Section 422 of the Internal Revenue Code (the “Code”). An optionee will not recognize any taxable income at the time of grant of a nonstatutory option. However, upon its exercise, the optionee will recognize ordinary income for tax purposes measured by the excess of the fair market value of the shares on the date of exercise over the exercise price. Because the optionee is a director and therefore subject to Section 16 of the Exchange Act, the date of taxation (and the date of measurement of taxable ordinary income) may be deferred unless the optionee files an election under Section 83(b) of the Code. Upon resale of such shares by the optionee, any difference between the sales price and the exercise price, to the extent not recognized as ordinary income as provided above, will be treated as capital gain or loss. We will be entitled to a tax deduction in the amount and at the time that the optionee recognizes ordinary income with respect to shares acquired upon exercise of an option.
The foregoing summary of the federal income tax consequences of the 2002 Director Option Plan transactions is based on federal income tax laws in effect on the date of this Proxy Statement. This summary is not intended to be complete, and does not describe foreign, state, or local tax consequences.

The following table summarizes the approximate dollar value and number of option shares granted under the Plan in 2005 to (i) each director who is not an executive officer and (ii) all directors who are not executive officers as a group. Only directors who are not also executive officers are eligible to receive options under the Plan.

	2002 Director Option Plan(1)

		Number of Option
Name and Position	Dollar Value(2)	Shares Granted

E. Floyd Kvamme	$0	10,000
Director

William F. Reddersen	0	10,000
Director

Lewis Solomon	0	10,000
Director

Michel L. Vaillaud	0	10,000
Director

David R. Van Valkenburg	0	10,000
Director

Non-Executive Officer Director Group (5 persons)	$0	50,000

1.	Future benefits under the 2002 Director Option Plan are not determinable because the value of options depends on the market price of our common stock on the date of grant.
2.	Indicates the difference between the exercise price at which shares were granted under the 2002 Director Plan and $4.85, the closing price of our common stock on December 30, 2005, the last business day in fiscal year 2005.
Vote Required and Recommendation
The affirmative vote of a majority of the Votes Cast will be required to approve the amendments to the 2002 Director Option Plan.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE AMENDMENTS TO THE 2002 DIRECTOR OPTION PLAN.

PROPOSAL FOUR
RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of the Board of Directors has appointed PricewaterhouseCoopers LLP, independent registered public accounting firm, to audit the financial statements of the Company for the year ending December 31, 2006. PricewaterhouseCoopers LLP has served as the Company’s independent registered public accounting firm since 1989 and has provided certain tax and other audit-related services. Information regarding fees billed to the Company by PricewaterhouseCoopers LLP can be found directly following the Report of the Audit Committee of the Board of Directors below. PricewaterhouseCoopers LLP has rotated Harmonic’s audit partners in compliance with current SEC regulations.
Stockholder approval is not required for the appointment of PricewaterhouseCoopers LLP, since the Audit Committee of the Board of Directors has the responsibility for selecting an independent registered public accounting firm. However, the Board of Directors is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. In the event of a negative vote on the ratification of PricewaterhouseCoopers LLP, the Audit Committee of the Board of Directors may reconsider its selection. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they so desire. The representatives also are expected to be available to respond to appropriate questions from stockholders.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING “FOR” THE RATIFICATION OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2006.

ADDITIONAL INFORMATION
Executive Compensation
The following Summary Compensation Table sets forth certain information regarding the compensation of the Chief Executive Officer of the Company and each of the executive officers of the Company (collectively, the “Named Executive Officers”) for services rendered in all capacities to the Company during the fiscal years ended December 31, 2003, December 31, 2004 and December 31, 2005.
Summary Compensation Table

	Annual Compensation
				Long Term
				Compensation
				Securities
				Underlying
Name and Principal Position	Year	Salary	Bonus	Options

Anthony J. Ley(1)	2005	$500,000	$—	80,000
Chairman of the Board of Directors	2004	467,308	525,366	200,000
	2003	450,000	30,938	80,000

Robin N. Dickson	2005	$330,000	$—	50,000
Chief Financial Officer	2004	311,538	262,683	40,000
	2003	300,000	20,625	50,000

Patrick J. Harshman(2)	2005	$275,000	$—	50,000
President and Chief Executive Officer	2004	259,615	158,416	50,000
	2003	250,000	—	50,000

Israel Levi	2005	$275,000	$—	40,000
Senior Vice President,	2004	270,000	227,659	40,000
Operations & Quality	2003	260,000	17,876	55,000

1.	Mr. Ley retired from his positions as President and Chief Executive Officer on May 4, 2006. He subsequently entered into a Transition Agreement, including an Amended and Restated Change-of-Control Agreement, with Harmonic. Under the terms of this agreement, Mr. Ley will cease to be an employee of the Company on June 30, 2006, and will thereafter provide consulting services to Harmonic until June 30, 2008 at an annual remuneration of $225,000 and will receive a grant of options to purchase 100,000 shares of common stock, as well as certain other benefits. In the event of the execution before December 31, 2006 of a definitive agreement for a change in control of the Company, he is entitled to payments of two times his base salary immediately prior to retirement and a portion of his target bonus, and in the event of the execution between January 1 and June 30, 2007 of a definitive agreement for a change in control of the Company, he is entitled to a payment of two times his annual consulting fee.
2.	The annual base salary of Dr. Harshman was increased on January 1, 2006 to $325,000 and on May 4, 2006 to $400,000 following his promotions to Executive Vice President and to President and Chief Executive Officer, respectively.
3.	Other than compensation described above, the Company did not pay any Named Executive Officer any compensation, including incidental personal benefits, in excess of 10% of such executive officers’ salary or $50,000.

Option Grants in Last Fiscal Year

					Potential Realizable Value at
					Assumed Annual Rates of Stock
					Price Appreciation for Option
	Individual Grants				Term(2)

	Number of
	Securities	Percent of Total
	Underlying	Option Granted
	Options	to Employees in	Exercise Price	Expiration
Name	Granted(1)	Fiscal Year	($/share)	Date	5%	10%

Anthony J. Ley	80,000	5.9%	$5.86	5/3/2015	294,826	747,146
Robin N. Dickson	50,000	3.7%	5.86	5/3/2015	184,266	466,967
Patrick J. Harshman	50,000	3.7%	5.86	5/3/2015	184,266	466,967
Israel Levi	40,000	2.9%	5.86	5/3/2015	147,413	373,573

1.	The options were granted pursuant to the Company’s 1995 Stock Plan, and become exercisable in accordance with the following vesting schedule: 1/4 of the shares subject to the option vest one year after the date of grant and an additional 1/48 of the shares subject to the option vest at the end of each month thereafter, contingent on the Named Executive Officer’s continued service as an employee. The term of each option is ten years.
2.	Potential gains are net of the exercise price but before taxes associated with the exercise. The 5% and 10% assumed annual rates of compounded stock appreciation are one of the realizable value calculation methods prescribed by the rules of the SEC and do not represent the Company’s estimate or projection of the future common stock price. Actual gains, if any, on stock option exercises will depend on the future financial performance of the Company, overall market conditions and the option holders’ continued employment through the vesting period.
The following table provides information with respect to the exercise of stock options during 2005 and the value of stock options held as of December 31, 2005 by each of the Named Executive Officers.
Aggregate Option Exercises in Last Fiscal Year and Year-End Values

			Number of Securities
			Underlying Unexercised		Value of Unexercised In-the-
			Options at 12/31/05		Money Options at 12/31/05(2)
	Shares
	Acquired on	Value
Name	Exercise	Realized(1)	Exercisable	Unexercisable	Exercisable	Unexercisable

Anthony J. Ley	90,000	$431,999	592,498	207,502	$81,083	$30,117
Robin N. Dickson	22,972	113,404	237,880	85,148	32,646	18,823
Patrick J. Harshman	10,000	5,511	210,478	90,522	50,677	18,823
Israel Levi	—	—	224,644	76,356	37,675	20,705

1.	Value realized represents the difference between the exercise price of the options and the fair market value of the underlying securities on the date of exercise.
2.	Calculated by determining the difference between the fair market value of the Company’s common stock as of December 31, 2005 and the exercise price of the underlying options.
Retirement Benefits
There are no pension or retirement benefit plans for any of the Named Executive Officers, other than a 401(k) deferred compensation plan which is available to all U.S. employees of the Company.

Employment Agreements
Current Executive Officers
The Company has entered into change-of-control severance agreements with each of Dr. Harshman, Mr. Dickson, and Mr. Levi. Under the terms of the respective Named Executive Officer’s agreement, in the event of termination within eighteen months of a change-in-control of the Company, Dr. Harshman will receive a lump-sum payment of twice his annual salary, bonus and benefits, and Mr. Dickson and Mr. Levi will each receive a lump-sum payment of one year’s salary, bonus and benefits. These agreements also provide for the acceleration of unvested stock options held by a Named Executive Officer in the event of such Named Executive Officer’s termination, subject to certain limitations.
Former Executive Officer
Mr. Ley entered into an Amended and Restated Change-of-Control Agreement on May 4, 2006, as described in “Executive Compensation.”
Equity Compensation Plan Information

(c)
Number of securities
remaining available for
	(a)	(b)	future issuance under
	Number of securities to be	Weighted-average	equity compensation
	issued upon exercise of	exercise price of	plans (excluding
	outstanding options,	outstanding options,	securities reflected in
Plan Category	warrants and rights(2)	warrants and rights(3)	column(a))

Equity plans approved by security holders(1)(4)	8,520,896	$11.18	5,279,113

1.	The Company has no equity compensation plans which are not approved by shareholders.
2.	This column does not reflect options assumed in acquisitions where the plans governing the options will not be used for future awards.
3.	This column does not reflect the price of shares underlying the assumed options referred to in footnote (2) of this table.
4.	This row includes the 1995 Stock Plan, the 1995 and 2002 Director Option Plans and the 2002 Employee Stock Purchase Plan. Only the 1995 Stock Plan, the 2002 Director Option Plan and the 2002 Employee Stock Purchase Plan have shares remaining available for issuance.
Report of the Compensation and Equity Ownership Committee of the Board of Directors on Executive Compensation
The Compensation and Equity Ownership Committee (“Compensation Committee”) is responsible for the approval of the Company’s executive compensation policies. The Compensation Committee reviews and approves the base salary and incentive compensation paid to executive officers and administers the Company’s stock plans. The Compensation Committee approves all stock option grants, subject to ratification by the Board of Directors.
Compensation Philosophy
The Company’s executive compensation programs are designed to attract, motivate and retain executives who will contribute significantly to the long-term success of the Company and the enhancement of stockholder value. In addition to base salary, certain elements of total compensation are payable in the form of variable incentive plans tied to the performance of the Company, and in equity-based plans designed to closely align executive and stockholder interests. The Committee has retained an independent compensation consultant to assist in its review of executive management compensation.

The three key components of executive compensation in 2005 were:

•	base salary

•	incentive bonus plan

•	stock option plans
Base Salary
Base salary for executives, including that of the Chief Executive Officer, is set according to the responsibilities of the position, the specific skills and experience of the individual and the competitive market for executive talent. In order to evaluate the competitive position of the Company’s salary structure, the Compensation Committee makes reference to compensation surveys of comparable companies in the high-technology sector, the Company’s industry and the Company’s geographic location. Executive salary levels are set to approximate average rates, with the intent that superior performance under incentive bonus plans will enable the executive to elevate his total cash compensation to levels that are above the average of comparable companies. The Compensation Committee reviews salaries annually and adjusts them as appropriate to reflect changes in market conditions and individual performance and responsibilities. The increases in salaries effective January 1, 2005 and approved in January 2005 were the first awarded to the Named Executive Officers since 2001, due to the Company’s ongoing cost control efforts. No further salary increases have been awarded since January 1, 2005, except to Dr. Harshman in connection with his promotions to Executive Vice President and to President and Chief Executive Officer with effect from January 1, 2006 and May 4, 2006, respectively.
Incentive Bonus Plan
The Company’s annual incentive bonus plan reflects the Compensation and Equity Ownership Committee’s belief that a meaningful component of executive compensation should be contingent on the performance of the Company. In 2005, the Company’s incentive bonus plan was based in part upon the attainment of a Company revenue goal and an operating income goal and in part upon divisional or Company financial objectives for each individual officer, with a goal bonus established for each participant. In addition, the plan had a minimum profitability threshold which had to be met in order for any bonus payments to be made. In 2005, no bonus payments were made to the participants.
Stock Option and Stock Purchase Plans
The Compensation Committee believes that the Company’s stock option plans are an essential tool to link the long-term interests of stockholders and employees, especially the Chief Executive Officer and executive management, and serves to motivate executives to make decisions that will, in the long run, give the best returns to stockholders. Stock options are generally granted when an executive joins the Company, and on an annual basis thereafter. These stock options typically vest over a four year period and are granted at an exercise price equal to the fair market value of the Company’s common stock at the date of grant. The size of an initial stock option grant is based upon the position, responsibilities and expected contribution of the individual, with subsequent grants also taking into account the individual’s performance, his potential contributions, and, to a lesser extent, the vesting status of previously granted options. This approach is designed to maximize stockholder value over the long term, as no benefit is realized from the option grant unless the price of the Company’s common stock has increased over a number of years.
In addition to the Company’s stock option plans, executive officers are eligible to participate in the Company’s 2002 Employee Stock Purchase Plan. This plan allows eligible employees to purchase the Company’s common stock at a price equal to 85% of the lower of the fair market value at the beginning of the offering period or the fair market value at the end of the purchase period, with the purchase amount limited to 10% of base salary or 3,000 shares per purchase period or applicable IRS regulations.

Statement 123R of the Financial Accounting Standards Board (FASB) requires the Company to record a charge to earnings for employee stock option grants and employee purchase plan rights, with effect from January 1, 2006. The Compensation Committee believes that, for the time being, the Company should continue to operate its equity plans in substantially their present form, pending further developments. This includes an assessment of the impact of the new accounting standard on Harmonic’s earnings, changes in the design and operation of equity plans by other companies, particularly those with whom the Company competes locally for employees, and the attitude of financial analysts and investors towards these significant and potentially volatile non-cash charges. However, in order to mitigate the impact on earnings, the Company has reduced the term of employee option grants from 10 years to 7 years. In addition, the Board has approved an amendment to the Company’s 2002 Employee Stock Purchase Plan (ESPP), which reduces the “look-back” feature from 24 months to 6 months. Subject to stockholder approval, this change to the ESPP will become effective on January 1, 2007. The Committee continues to believe that broad-based equity plans remain an essential element of a competitive compensation package, as such plans are offered currently by most public and private technology companies in Silicon Valley. Over 99% of our employees currently hold stock options and approximately 77% participate in the Company’s ESPP.
Retirement Benefits
As is typical of technology companies in the Company’s geographic area, the Company provides no pension benefits and has no deferred compensation plans for any of its employees, including executive officers, other than a 401(k) deferred compensation plan. The Company made matching contributions to the 401(k) plan of up to $750 per annum per participant in 2005. This match has been raised to $1,000 per annum with effect from January 1, 2006.
Other Compensation
Other elements of executive compensation include life and long-term disability insurance and medical benefits. These benefits are available to all regular, full-time U.S. employees of the Company and similar benefits are provided to most employees in other countries.
Approvals
In January, 2005, the Compensation Committee approved the 2005 compensation for all executive officers. The Company’s former Chief Executive Officer, who is also the Chairman of the Company’s Board of Directors, was not present during the portion of the meetings during which his compensation was discussed and approved.
The compensation of the Company’s Chief Executive Officer in 2005 was determined according to the principles described above.
Section 162(m)
We have considered the potential future effects of Section 162(m) of the Internal Revenue Code of 1986, as amended, on the compensation paid to our executive officers. Section 162(m) disallows a tax deduction for any publicly held corporation for individual compensation exceeding $1.0 million in any taxable year for the Chief Executive Officer or any of our next four most highly compensated executive officers, unless such compensation is performance based. We have adopted a policy that, where reasonably practicable, we will seek to qualify the variable compensation paid to our executive officers for an exemption from the deductibility limitations of Section 162(m).

The Compensation & Equity Ownership Committee

David R. Van Valkenburg
E. Floyd Kvamme

Performance Graph
Set forth below is a line graph comparing the annual percentage change in the cumulative return to the stockholders of the Company’s common stock with the cumulative return of the Nasdaq Telecom Index and of the Standard & Poor’s (S&P) 500 Index for the period commencing December 31, 2000 and ending on December 31, 2005. The graph assumes that $100 was invested in each of the Company’s common stock, the S&P 500 and the Nasdaq Telecom Index on December 31, 2000, and assumes the reinvestment of dividends, if any. The comparisons shown in the graph below are based upon historical data. Harmonic cautions that the stock price performance shown in the graph below is not indicative of, nor intended to forecast, the potential future performance of the Company’s common stock.

	12/31/00	12/31/01	12/31/02	12/31/03	12/31/04	12/31/05
Harmonic Inc.	100	211.25	40.42	127.42	146.57	85.24
NASDAQ Telecom Index	100	66.54	30.63	50.93	54.32	51.61
S&P 500 Index	100	88.11	68.64	88.33	97.97	102.75

Report of the Audit Committee of the Board of Directors
In accordance with a written charter adopted by Harmonic’s Board of Directors posted on the Company’s website at www.harmonicinc.com, the Audit Committee of the Board of Directors of Harmonic serves as the representative of the Board of Directors for general oversight of the quality and integrity of Harmonic’s financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with related laws and regulations. The Audit Committee engages the Company’s independent registered public accounting firm and approves the scope of both audit and non-audit services. Harmonic’s management has primary responsibility for preparing financial statements and the financial reporting process.
Harmonic’s independent registered public accounting firm, PricewaterhouseCoopers LLP, is responsible for expressing an opinion on the conformity of Harmonic’s audited financial statements to generally accepted accounting principles.
The Audit Committee of the Board of Directors has:

1.	reviewed and discussed the audited consolidated financial statements and certifications thereof with Company management and the independent registered public accounting firm, and management has represented to the Audit Committee that Harmonic’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States;

2.	discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement of Accounting Standards 61 (Communications with Audit Committees) and 100 (Interim Financial Information), as amended, including the quality and acceptability of Harmonic’s financial reporting process and controls; and

3.	reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), discussed with PricewaterhouseCoopers LLP its independence and also considered whether the provision of the non-audit services described below was compatible with maintaining their independence.
The Audit Committee meets regularly with the Company’s independent registered public accounting firm, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal controls and the overall quality of the Company’s accounting principles.
In performing all of these functions, the Audit Committee acts only in an oversight capacity and necessarily relies on the work and assurances of Harmonic’s management which has primary responsibility for preparing financial statements and the financial reporting process and the independent registered public accounting firm, which, in their report, express an opinion on the conformity of Harmonic’s annual consolidated financial statements to accounting principles generally accepted in the United States. In reliance on the reviews and discussions referred to in this report, and in light of its role and responsibilities, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited financial statements of Harmonic for the three years ended December 31, 2005 be included for filing with the Securities and Exchange Commission in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005.

The Audit Committee
E. Floyd Kvamme
William F. Reddersen
Michel L. Vaillaud

Independent Registered Public Accounting Firm
Aggregate fees for professional services rendered for the Company by PricewaterhouseCoopers LLP for the years ended December 31, 2005 and 2004 were:

($ Thousands)	2005	2004

Audit	$1,966	$1,949
Audit Related	477	138
Tax Fees	129	193
All Other	5	2

Total	$2,577	$2,282

Audit Fees
The audit fees for the years ended December 31, 2005 and 2004 were for professional services rendered for the audits of the consolidated financial statements of the Company and statutory and subsidiary audits, issuance of comfort letters, consents, and assistance with the review of documents filed with the SEC.
Audit Related Fees
The audit related fees for the years ended December 31, 2005 and 2004 were for due diligence assignments and consultations concerning financial accounting and reporting standards.
Tax Fees
The tax compliance fees for the years ended December 31, 2005 and 2004 were for services related to the preparation of tax returns, discussions with tax authorities, claims for tax refunds and the establishment of foreign entities, and for tax planning and tax advice, including consulting services related to indirect taxes and assistance with tax audits and appeals.
All Other Fees
All other fees for the years ended December 31, 2005 and 2004 were for license fees for various technical accounting reference software.
Our Audit Committee pre-approves all audit and non-audit services.
The Audit Committee has considered whether the services provided by PricewaterhouseCoopers LLP are compatible with maintaining the independence of PricewaterhouseCoopers LLP and has concluded that the independence of PricewaterhouseCoopers LLP is maintained and is not compromised by the non-audit services provided.
The Audit Committee has engaged PricewaterhouseCoopers LLP as its independent registered public accounting firm for the fiscal year ending December 31, 2006.
The information contained above under the captions “Report of the Compensation and Equity Ownership Committee of the Board of Directors on Executive Compensation” and “Performance Graph” and “Report of the Audit Committee of the Board of Directors” shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference to such filing.

Security Ownership of Certain Beneficial Owners and Management
The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company’s common stock as of the Record Date by (i) each beneficial owner of more than 5% of the common stock; (ii) each director and each nominee to the Company’s Board of Directors; (iii) each Named Executive Officer; and (iv) all directors and executive officers as a group. Except as otherwise indicated, each person has sole voting and investment power with respect to all shares shown as beneficially owned, subject to community property laws where applicable.

Name and Address of Beneficial Owner	Number of Shares	Percent of Total

Barclay’s Global Investors, NA(1)
45 Fremont Street San Francisco, CA 94015	3,720,553	5.0%
Anthony J. Ley(2)	941,876	1.3%
E. Floyd Kvamme(3)	528,684	*
William F. Reddersen(4)	60,000	*
Lewis Solomon(5)	64,000	*
Michel L. Vaillaud(6)	100,000	*
David R. Van Valkenburg(7)	74,000	*
Robin N. Dickson(8)	341,581	*
Patrick J. Harshman(9)	237,456	*
Israel Levi(10)	248,030	*
All directors and executive officers as a group (9 persons)(11)	2,595,627	3.4%

*	Percentage of shares beneficially owned is less than one percent of total.

1.	Based solely on a review of Schedule 13D, 13F and 13G filings with the Securities and Exchange Commission.

2.	Includes 600,832 shares which may be acquired upon exercise of options exercisable within 60 days of May 1, 2006.

3.	Includes 60,000 shares which may be acquired upon exercise of options exercisable within 60 days of May 1, 2006.

4.	Includes 60,000 shares which may be acquired upon exercise of options exercisable within 60 days of May 1, 2006.

5.	Includes 64,000 shares which may be acquired upon exercise of options exercisable within 60 days of May 1, 2006.

6.	Includes 80,000 shares which may be acquired upon exercise of options exercisable within 60 days of May 1, 2006.

7.	Includes 64,000 shares which may be acquired upon exercise of options exercisable within 60 days of May 1, 2006.

8.	Includes 263,444 shares which may be acquired upon exercise of options exercisable within 60 days of May 1, 2006.

9.	Includes 237,456 shares which may be acquired upon exercise of options exercisable within 60 days of May 1, 2006.

10.	Includes 247,976 shares which may be acquired upon exercise of options exercisable within 60 days of May 1, 2006.

11.	Includes 1,665,935 shares which may be acquired upon exercise of options exercisable within 60 days of May 1, 2006.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) requires the Company’s executive officers and directors and persons who own more than ten percent of a registered class of the Company’s equity securities to file an initial report of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the SEC and the National Association of Securities Dealers, Inc. Executive officers, directors and greater than ten percent stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms they file. Based solely on its review of the copies of such forms received by it or written representations from certain reporting persons, the Company believes that, with respect to 2005, all filing requirements applicable to its officers, directors and ten percent stockholders were complied with, except in one instance. Dr. Yaron Simler, a former executive officer of the Company, sold 1,000 shares in February 2005 and subsequently filed a Form 4 report two days late.

Certain Relationships and Related Transactions
Except for the compensation agreements and other arrangements that are described under “Executive Compensation” and “Change of Control and Severance Agreements,” there was not during fiscal year 2005, nor is there currently proposed, any transaction or series of similar transactions to which the Company was or is to be a party in which the amount involved exceeds $60,000 and in which any director, executive officer, 5% stockholder or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.
OTHER MATTERS
The Company knows of no other matters to be submitted for stockholder action at the 2006 Annual Meeting. If any other matters properly come before the Annual Meeting or any adjournments or postponements thereof, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board of Directors may recommend.

Dated: May 24, 2006

By Order of the Board of Directors,

Jeffrey D. Saper
Secretary

Exhibit 1
HARMONIC INC.
2002 EMPLOYEE STOCK PURCHASE PLAN
(As Amended and Restated Effective as of May 2, 2006)
The following constitute the provisions of the 2002 Employee Stock Purchase Plan (the “Plan”) of Harmonic Inc.

1)	Purpose. The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Common Stock of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an “Employee Stock Purchase Plan” under Section 423 of the Code. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a uniform and nondiscriminatory basis consistent with the requirements of Section 423.

2)	Definitions.

a)	“Administrator” shall mean the Board or any Committee designated by the Board to administer the Plan pursuant to Section 14.

b)	“Board” shall mean the Board of Directors of the Company.

c)	“Change-of-Control” shall mean the occurrence of any of the following events:

i)	any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

ii)	the consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets; or

iii)	the consummation of a merger or consolidation of the Company, with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company, or such surviving entity or its parent outstanding immediately after such merger or consolidation;

iv)	a change in the composition of the Board, as a result of which fewer than a majority of the Directors are Incumbent Directors. “Incumbent Directors” shall mean Directors who either (A) are Directors of the Company, as applicable, as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of those Directors whose election or nomination was not in connection with any transaction described in subsections (i), (ii) or (iii) or in connection with an actual or threatened proxy contest relating to the election of Directors of the Company.

d)	“Code” shall mean the Internal Revenue Code of 1986, as amended.

e)	“Committee” means a committee of the Board appointed by the Board in accordance with Section 14 hereof.

f)	“Common Stock” shall mean the common stock of the Company.

g)	“Company” shall mean Harmonic Inc., a Delaware corporation and any Designated Subsidiary of the Company.

h)	“Compensation” shall mean all base straight time gross earnings, including commissions and payments for overtime and shift premiums, but exclusive of payments for incentive compensation, incentive payments, bonuses and other compensation.

i)	“Designated Subsidiary” shall mean any Subsidiary selected by the Administrator as eligible to participate in the Plan.

j)	“Director” shall mean a member of the Board.

k)	“Eligible Employee” shall mean any individual who is a common law employee of the Company or any Designated Subsidiary and whose customary employment with the Company or Designated Subsidiary is at least twenty (20) hours per week and more than five (5) months in any calendar year. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company. Where the period of leave exceeds 90 days and the individual’s right to reemployment is not guaranteed either by statute or by contract, the employment relationship shall be deemed to have terminated on the 91st day of such leave.

l)	“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

m)	“Exercise Date” shall mean the first Trading Day on or after July 1 and January 1 of each year.

n)	“Fair Market Value” shall mean, as of any date, the value of Common Stock determined as follows:

(i)	if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

(ii)	if the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean of the closing bid and asked prices for the Common Stock on the date of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable;

(iii)	in the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

o)	“Offering Date” shall mean the first Trading Day of each Offering Period.

p)	“Offering Periods” shall mean the periods of approximately 24 (twenty-four) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after July 1 and January 1 of each year and terminating on the first Trading Day on or after the January 1 and July 1 Offering Period commencement date approximately 24 (twenty-four) months later; provided, however, for periods commencing January 1, 2007, “Offering Periods” shall mean the periods of approximately 6 (six) months during which an option granted pursuant to the Plan may be exercised, commencing on the first Trading Day on or after January 1 of each year and terminating on the last Trading Day on or after the January 1 and July 1 Offering Period commencement date approximately 6 (six) months later. The duration and timing of Offering Periods may be changed pursuant to Section 4 of this Plan.

q)	“Plan” shall mean this 2002 Employee Stock Purchase Plan.

r)	“Purchase Period” shall mean the approximately six (6) month period commencing on one Exercise Date and ending with the next Exercise Date, except that the first Purchase Period of any Offering Period shall commence on the Offering Date and end with the next Exercise Date.

s)	“Purchase Price” shall mean 85% (eighty-five percent) of the Fair Market Value of a share of Common Stock on the Offering Date or on the Exercise Date, whichever is lower; provided however, that the Purchase Price may be adjusted by the Administrator pursuant to Section 20.

t)	“Subsidiary” shall mean a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

u)	“Trading Day” shall mean a day on which national stock exchanges and the Nasdaq System are open for trading.

3)	Eligibility.

(a)	Offering Periods. Any Eligible Employee on a given Offering Date shall be eligible to participate in the Plan.

(b)	Limitations. Any provisions of the Plan to the contrary notwithstanding, no Eligible Employee shall be granted an option under the Plan (i) to the extent that, immediately after the grant, such Eligible Employee (or any other person whose stock would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing 5% (five percent) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent that his or her rights to purchase stock under all employee stock purchase plans of the Company and its subsidiaries accrues at a rate which exceeds $25,000 (twenty-five thousand dollars) worth of stock (determined at the fair market value of the shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4)	Offering Periods. The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after July 1 and January 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 20 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without stockholder approval if such change is announced prior to the scheduled beginning of the first Offering Period to be affected thereafter.

5)	Participation.

(a)	Offering Periods. An Eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Appendix 1.1 to this Plan and filing it with the Company’s payroll office at least 5 (five) days prior to the applicable Offering Date or as otherwise determined by the Administrator.

(b)	Payroll Deductions. Payroll deductions for a participant shall commence on the first payroll following the first day of the applicable Offering Period and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

6)	Payroll Deductions.

(a)	At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount not exceeding 10% (ten percent) of the Compensation which he or she receives on each pay day during the Offering Period; provided, however, that should a pay day occur on an Exercise Date, a participant shall have the payroll deductions made on such day applied to his or her account under the new Offering Period or Purchase Period, as the case may be. A participant’s subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in Section 10 hereof.

(b)	Payroll deductions for a participant shall commence on the first payday following the Offering Date and shall end on the last payday in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof, for any Offering Period as determined.

(c)	All payroll deductions made for a participant shall be credited to his or her account under the Plan and shall be withheld in whole percentages only. A participant may not make any additional payments into such account.

(d)	A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by completing or filing with the Company a new subscription agreement authorizing a change in payroll deduction rate. The Administrator may, in its discretion, limit the nature and/or number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following 5 (five) business days after the Company’s receipt of the new subscription agreement unless the Company elects to process a given change in participation more quickly.

(e)	Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant’s payroll deductions may be decreased to zero percent (0%) at any time during a Purchase Period. Payroll deductions shall recommence at the rate provided in such participant’s subscription agreement at the beginning of the first Purchase Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in Section 10 hereof.

(f)	At the time the option is exercised, in whole or in part, or at the time some or all of the Company’s Common Stock issued under the Plan is disposed of, the participant must make adequate provision for the Company’s federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Common Stock. At any time, the Company may, but shall not be obligated to, withhold from the participant’s compensation the amount necessary for the Company to meet applicable withholding obligations, including any withholding required to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by the Eligible Employee.

7)	Grant of Option. On the Offering Date of each Offering Period, each Eligible Employee participating in such Offering Period shall be granted an option to purchase on each Exercise Date during such Offering Period (at the applicable Purchase Price) up to a number of shares of the Company’s Common Stock determined by dividing such Eligible Employee’s payroll deductions accumulated prior to such Exercise Date and retained in the Participant’s account as of the Exercise Date by the applicable Purchase Price; provided that in no event shall an Eligible Employee be permitted to purchase during each Purchase Period more than 3,000 shares of the Company’s Common Stock (subject to any adjustment pursuant to Section 19), and provided further that such purchase shall be subject to the limitations set forth in Sections 3(b), 7 and 12 hereof. The Eligible Employee may accept the grant of such option by turning in a completed Subscription Agreement (attached hereto as Appendix 1.1) to the Company at least 5 (five) days prior to an Offering Date or as otherwise determined by the Administrator. The Administrator may, for future Offering Periods, increase or decrease, in its absolute discretion, the maximum number of shares of the Company’s Common Stock an Eligible Employee may purchase during each Purchase Period of such Offering Period. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to Section 10 hereof. The option shall expire on the last day of the Offering Period.

8)	Exercise of Option.

(a)	Unless a participant withdraws from the Plan as provided in Section 10 hereof, his or her option for the purchase of shares shall be exercised automatically on the Exercise Date, and the maximum number of full shares subject to option shall be purchased for such participant at the applicable Purchase Price with the accumulated payroll deductions in his or her account. No fractional shares shall be purchased; any payroll deductions accumulated in a participant’s account which are not sufficient to purchase a full share shall be retained in the participant’s account for the subsequent Purchase Period or Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other funds left over in a participant’s account after the Exercise Date shall be returned to the participant. During a participant’s lifetime, a participant’s option to purchase shares hereunder is exercisable only by him or her.

(b)	If the Administrator determines that, on a given Exercise Date, the number of shares with respect to which options are to be exercised may exceed (i) the number of shares of Common Stock that were available for sale under the Plan on the Offering Date of the applicable Offering Period, or (ii) the number of shares available for sale under the Plan on such Exercise Date, the Administrator may in its sole discretion (x) provide that the Company shall make a pro rata allocation of the shares of Common Stock available for purchase on such Offering Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and continue all Offering Periods then in effect, or (y) provide that the Company shall make a pro rata allocation of the shares available for purchase on such Offering Date or Exercise Date, as applicable, in as uniform a manner as shall be practicable and as it shall determine in its sole discretion to be equitable among all participants exercising options to purchase Common Stock on such Exercise Date, and terminate any or all Offering Periods then in effect pursuant to Section 20 hereof. The Company may make pro rata allocation of the shares available on the Offering Date of any applicable Offering Period pursuant to the preceding sentence, notwithstanding any authorization of additional shares for issuance under the Plan by the Company’s stockholders subsequent to such Offering Date.

9)	Delivery. As soon as reasonably practicable after each Exercise Date on which a purchase of shares occurs, the Company shall arrange the delivery to each participant the shares purchased upon exercise of his or her option in a form determined by the Administrator.

10)	Withdrawal.

(a)	A participant may withdraw all but not less than all the payroll deductions credited to his or her account and not yet used to exercise his or her option under the Plan at any time by giving written notice to the Company in the form of Appendix 1.2 to this Plan. All of the participant’s payroll deductions credited to his or her account shall be paid to such participant as promptly as practicable after receipt of notice of withdrawal and such participant’s option for the Offering Period shall be automatically terminated, and no further payroll deductions for the purchase of shares shall be made for such Offering Period. If a participant withdraws from an Offering Period, payroll deductions shall not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company a new subscription agreement.

(b)	A participant’s withdrawal from an Offering Period shall not have any effect upon his or her eligibility to participate in any similar plan that may hereafter be adopted by the Company or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

11)	Termination of Employment. In the event a participant ceases to be an Eligible Employee of the Company or any Designated Subsidiary, as applicable, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant’s account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 15 hereof, and such participant’s option will be automatically terminated. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant’s customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

12)	Interest. No interest shall accrue on the payroll deductions of a participant in the Plan.

13)	Stock.

(a)	Subject to adjustment upon changes in capitalization of the Company as provided in Section 19 hereof, the maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan shall be 3,500,000 shares; provided, however, that 2,000,000 shares, which were approved for issuance under the Plan by the stockholders of the Company on May 27, 2004, shall only be used for Offering Periods commencing on or after July 1, 2004; and provided, however, that 2,000,000 shares, which were approved for issuance under the Plan by the stockholders of the Company on the date of the 2006 annual stockholders’ meeting, shall only be used for Offering Periods commencing on or after January 1, 2007.

(b)	Until the shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), a participant shall only have the rights of an unsecured creditor with respect to such shares, and no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to such shares.

(c)	Shares to be delivered to a participant under the Plan shall be registered in the name of the participant or in the name of the participant and his or her spouse.

14)	Administration. The Administrator shall administer the Plan and shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan. Every finding, decision and determination made by the Administrator shall, to the full extent permitted by law, be final and binding upon all parties.

15)	Designation of Beneficiary.

(a)	A participant may file a written designation of a beneficiary who is to receive any shares and cash, if any, from the participant’s account under the Plan in the event of such participant’s death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such shares and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant’s account under the Plan in the event of such participant’s death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

(b)	Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant’s death, the Company shall deliver such shares and/or cash to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may deliver such shares and/or cash to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

(c)	All beneficiary designations shall be in such form and manner as the Administrator may designate from time to time.

16)	Transferability. Neither payroll deductions credited to a participant’s account nor any rights with regard to the exercise of an option or to receive shares under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 15 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

17)	Use of Funds. All payroll deductions received or held by the Company under the Plan may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such payroll deductions. Until shares are issued, participants shall only have the rights of an unsecured creditor.

18)	Reports. Individual accounts shall be maintained for each participant in the Plan. Statements of account shall be given to participating Eligible Employees at least annually, which statements shall set forth the amounts of payroll deductions, the Purchase Price, the number of shares purchased and the remaining cash balance, if any.

19)	Adjustments Upon Changes in Capitalization, Dissolution, Liquidation, Merger or Change-in-Control.

(a)	Changes in Capitalization. Subject to any required action by the stockholders of the Company, the maximum number of shares of the Company’s Common Stock which shall be made available for sale under the Plan, the maximum number of shares each participant may purchase each Purchase Period (pursuant to Sections 3(b), and 7), as well as the price per share and the number of shares of Common Stock covered by each option under the Plan which has not yet been exercised shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other change in the number of shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an option.

(b)	Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period then in progress shall be shortened by setting a New Exercise Date (the “New Exercise Date”), and shall terminate immediately prior to the consummation of such proposed dissolution or liquidation, unless provided otherwise by the Administrator. The New Exercise Date shall be before the date of the Company’s proposed dissolution or liquidation. The Administrator shall notify each participant in writing, at least 10 (ten) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

(c)	Merger or Change-of-Control. In the event of a merger or Change-of-Control, each outstanding option shall be assumed or an equivalent option substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the successor corporation refuses to assume or substitute for the option, any Purchase Periods then in progress shall be shortened by setting a New Exercise Date and any Offering Periods then in progress shall end on the New Exercise Date. The New Exercise Date shall be before the date of the Company’s proposed merger or Change-of-Control. The Administrator shall notify each participant in writing, at least 10 (ten) business days prior to the New Exercise Date, that the Exercise Date for the participant’s option has been changed to the New Exercise Date and that the participant’s option shall be exercised automatically on the New Exercise Date, unless prior to such date the participant has withdrawn from the Offering Period as provided in Section 10 hereof.

20)	Amendment or Termination.

(a)	The Administrator may at any time and for any reason terminate or amend the Plan. Except as otherwise provided in the Plan, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Administrator on any Exercise Date if the Administrator determines that the termination of the Offering Period or the Plan is in the best interests of the Company and its stockholders. Except as provided in Section 19 and this Section 20 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Section 423 of the Code (or any successor rule or provision or any other applicable law, regulation or stock exchange rule), the Company shall obtain stockholder approval in such a manner and to such a degree as required.

(b)	Without stockholder consent and without regard to whether any participant rights may be considered to have been “adversely affected,” the Administrator shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company’s processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Common Stock for each participant properly correspond with amounts withheld from the participant’s Compensation, and establish such other limitations or procedures as the Administrator determines in its sole discretion advisable which are consistent with the Plan.

(c)	In the event the Administrator determines that the ongoing operation of the Plan may result in unfavorable financial accounting consequences, the Board may, in its discretion and, to the extent necessary or desirable, modify or amend the Plan to reduce or eliminate such accounting consequence including, but not limited to:

(i)	increasing the Purchase Price for any Offering Period including an Offering Period underway at the time of the change in Purchase Price;

(ii)	shortening any Offering Period so that Offering Period ends on a new Exercise Date, including an Offering Period underway at the time of the Board action; and

(iii)	allocating shares.

Such modifications or amendments shall not require stockholder approval or the consent of any Plan participants.

21)	Notices. All notices or other communications by a participant to the Company under or in connection with the Plan shall be deemed to have been duly given when received in the form and manner specified by the Company at the location, or by the person, designated by the Company for the receipt thereof.

22)	Conditions Upon Issuance of Shares. Shares shall not be issued with respect to an option unless the exercise of such option and the issuance and delivery of such shares pursuant thereto shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an option, the Company may require the person exercising such option to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

23)	Term of Plan. The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the stockholders of the Company. It shall continue in effect until terminated under Section 20 hereof.

24)	Automatic Transfer to Low Price Offering Period. With respect to Offering Periods commencing prior to January 1, 2007, and to the extent permitted by any applicable laws, regulations, or stock exchange rules, if the Fair Market Value of the Common Stock on any Exercise Date in an Offering Period is lower than the Fair Market Value of the Common Stock on the Offering Date of such Offering Period, then all participants in such Offering Period shall be automatically withdrawn from such Offering Period immediately after the exercise of their option on such Exercise Date and automatically re-enrolled in the immediately following Offering Period.

Appendix 1.1
HARMONIC INC.
2002 EMPLOYEE STOCK PURCHASE PLAN
SUBSCRIPTION AGREEMENT

Original Application
Change in Payroll Deduction Rate
Change of Beneficiary(ies)	Offering Date

1.	hereby elects to participate in the Harmonic, Inc. 2002 Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”) and subscribes to purchase shares of the Company’s Common Stock in accordance with this Subscription Agreement and the Employee Stock Purchase Plan.

2.	I hereby authorize payroll deductions from each paycheck in the amount of % of my Compensation on each payday (from 1% to 10%) during the Offering Period in accordance with the Employee Stock Purchase Plan. (Please note that no fractional percentages are permitted.)

3.	I understand that said payroll deductions shall be accumulated for the purchase of shares of Common Stock at the applicable Purchase Price determined in accordance with the Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used to automatically exercise my option.

4.	I have received a copy of the complete Employee Stock Purchase Plan. I understand that my participation in the Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that my ability to exercise the option under this Subscription Agreement is subject to stockholder approval of the Employee Stock Purchase Plan.

5.	Shares purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Eligible Employee or Eligible Employee and Spouse only).

6.	I understand that if I dispose of any shares received by me pursuant to the Plan within 2 years after the Offering Date (the first day of the Offering Period during which I purchased such shares) or one year after the Exercise Date, I will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the shares at the time such shares were purchased by me over the price which I paid for the shares. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of my shares and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the Common Stock. The Company may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company any tax deductions or benefits attributable to sale or early disposition of Common Stock by me. If I dispose of such shares at any time after the expiration of the 2-year and 1-year holding periods, I understand that I will be treated for federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the shares at the time of such disposition over the purchase price which I paid for the shares, or (2) 15% of the fair market value of the shares on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7.	I hereby agree to be bound by the terms of the Employee Stock Purchase Plan. The effectiveness of this Subscription Agreement is dependent upon my eligibility to participate in the Employee Stock Purchase Plan.

8.	In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and shares due me under the Employee Stock Purchase Plan:
NAME: (Please print)

(First)	(Middle)	(Last)

Relationship

Address

Percentage Benefit
NAME: (Please print)

(First)	(Middle)	(Last)

Relationship

Address

Percentage Benefit

Employee’s Social Security Number:
Employee’s Address:

I UNDERSTAND THAT THIS SUBSCRIPTION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING
PERIODS UNLESS TERMINATED BY ME.

Dated:

Signature of Employee

Spouse’s Signature (If beneficiary other than spouse)

Appendix 1.2
HARMONIC INC.
2002 EMPLOYEE STOCK PURCHASE PLAN
NOTICE OF WITHDRAWAL
The undersigned participant in the Offering Period of the Harmonic Inc. 2002 Employee Stock Purchase Plan which began on                                     ,                 (the “Offering Date”) hereby notifies the Company that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with respect to such Offering Period. The undersigned understands and agrees that his or her option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of shares in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company a new Subscription Agreement.
Name and Address of Participant:

Print Name

Address

Signature

Date

Exhibit 2
HARMONIC INC.
2002 DIRECTOR OPTION PLAN
(As Amended and Restated Effective as of May 2, 2006)

1)	Purposes of the Plan. The purposes of this 2002 Director Option Plan are to attract and retain the best available personnel for service as Outside Directors (as defined herein) of the Company, to provide additional incentive to the Outside Directors of the Company to serve as Directors, and to encourage their continued service on the Board.

All options granted hereunder shall be nonstatutory stock options.

2)	Definitions. As used herein, the following definitions shall apply:

a)	“Board” means the Board of Directors of the Company.

b)	“Change-in-Control” means the occurrence of any of the following events:

(i)	Any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the total voting power represented by the Company’s then outstanding voting securities; or

(ii)	The consummation of the sale or disposition by the Company of all or substantially all of the Company’s assets;

(iii)	A change in the composition of the Board occurring within a two-year period, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” means directors who either (A) are Directors as of the date hereof, or (B) are elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but will not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company); or

(iv)	The consummation of a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least fifty percent (50%) of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation.

c)	“Code” means the Internal Revenue Code of 1986, as amended.

d)	“Common Stock” means the common stock of the Company.

e)	“Company” means Harmonic Inc., a Delaware corporation.

f)	“Director” means a member of the Board.

g)	“Disability” means total and permanent disability as defined in section 22(e)(3) of the Code.

h)	“Employee” means any person, including officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. The payment of a Director’s fee by the Company shall not be sufficient in and of itself to constitute “employment” by the Company.

i)	“Exchange Act” means the Securities Exchange Act of 1934, as amended.

j)	“Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)	If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)	If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable; or

(iii)	In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Board.

k)	“Inside Director” means a Director who is an Employee.

l)	“Option” means a stock option granted pursuant to the Plan.

m)	“Optioned Stock” means the Common Stock subject to an Option.

n)	“Optionee” means a Director who holds an Option.

o)	“Outside Director” means a Director who is not an Employee.

p)	“Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

q)	“Plan” means this 2002 Director Option Plan.

r)	“Securities Act” means the Securities Act of 1933, as amended.

s)	“Share” means a share of the Common Stock, as adjusted in accordance with Section 10 of the Plan.

t)	“Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Internal Revenue Code of 1986.

3)	Stock Subject to the Plan. Subject to the provisions of Section 10 of the Plan, the maximum aggregate number of Shares which may be optioned and sold under the Plan is 700,000 Shares (the “Pool”). The Shares may be authorized, but unissued, or reacquired Common Stock.

If an Option expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). Shares that have actually been issued under the Plan shall not be returned to the Plan and shall not become available for future distribution under the Plan.

4)	Administration and Grants of Options under the Plan.

a)	Procedure for Grants. All grants of Options to Outside Directors under this Plan shall be automatic and nondiscretionary and shall be made strictly in accordance with the following provisions:

(i)	No person shall have any discretion to select which Outside Directors shall be granted Options or to determine the number of Shares to be covered by Options.

(ii)	Each Outside Director shall be automatically granted an Option to purchase 30,000 Shares (the “First Option”) on the date on which the later of the following events occurs: (A) the effective date of this Plan, as determined in accordance with Section 6 hereof, or (B) the date on which such person first becomes an Outside Director, whether through election by the stockholders of the Company or appointment by the Board to fill a vacancy; provided, however, that an Inside Director who ceases to be an Inside Director but who remains a Director shall not receive a First Option.

(iii)	Each Outside Director shall be automatically granted an Option to purchase 10,000 Shares (a “Subsequent Option”) on the date such Outside Director is reelected to the Board by the stockholders of the Company at the Company’s annual meeting of stockholders or otherwise; provided that he or she is then an Outside Director and if, as of such date, he or she shall have served on the Board for at least the preceding six (6) months.

(iv)	Notwithstanding the provisions of subsections (ii), (iii) and (iv) hereof, any exercise of an Option granted before the Company has obtained stockholder approval of the Plan shall be conditioned upon obtaining such stockholder approval of the Plan.

(A)	The terms of a First Option granted hereunder shall be as follows:

(I)	the term of the First Option shall be ten (10) years for Options granted before June 28, 2006 and seven (7) years for Options granted on or after June 28, 2006;

(II)	the First Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof;

(III)	the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the First Option;

(IV)	subject to Section 10 hereof, the First Option shall become exercisable as to 1/36th of the Shares subject to the First Option at the end of each month following its date of grant, provided that the Optionee continues to serve as a Director on such dates.

(v)	The terms of a Subsequent Option granted hereunder shall be as follows:

(A)	the term of the Subsequent Option shall be ten (10) years for Options granted before June 28, 2006, and seven (7) years for Options granted on or after June 28, 2006;

(B)	the Subsequent Option shall be exercisable only while the Outside Director remains a Director of the Company, except as set forth in Sections 8 and 10 hereof;

(C)	the exercise price per Share shall be 100% of the Fair Market Value per Share on the date of grant of the Subsequent Option;

(D)	subject to Section 10 hereof, the Subsequent Option shall become exercisable as to 1/12th of the Shares subject to the Subsequent Option, respectively, at the end of each month following its date of grant, provided that the Optionee continues to serve as a Director on such dates.

(vi)	In the event that any Option granted under the Plan would cause the number of Shares subject to outstanding Options plus the number of Shares previously purchased under Options to exceed the Pool, then the remaining Shares available for Option grant shall be granted under Options to the Outside Directors on a pro rata basis. No further grants shall be made until such time, if any, as additional Shares become available for grant under the Plan through action of the Board or the stockholders to increase the number of Shares which may be issued under the Plan or through cancellation or expiration of Options previously granted hereunder.

5)	Eligibility. Options may be granted only to Outside Directors. All Options shall be automatically granted in accordance with the terms set forth in Section 4 hereof.

The Plan shall not confer upon any Optionee any right with respect to continuation of service as a Director or nomination to serve as a Director, nor shall it interfere in any way with any rights which the Director or the Company may have to terminate the Director’s relationship with the Company at any time.

6)	Term of Plan. The Plan shall become effective upon its initial approval by the stockholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 11 of the Plan.

7)	Form of Consideration. The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall consist of:

a)	cash;

b)	check;

c)	other shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

d)	consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan; or

e)	any combination of the foregoing methods of payment.

8)	Exercise of Option.

a)	Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable at such times as are set forth in Section 4 hereof; provided, however, that no Options shall be exercisable until stockholder approval of the Plan has been obtained.

An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may consist of any consideration and method of payment allowable under Section 7 of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. A share certificate for the number of Shares so acquired shall be issued to the Optionee as soon as practicable after exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 10 of the Plan.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

b)	Termination of Continuous Status as a Director. Subject to Section 10 hereof, in the event an Optionee’s status as a Director terminates (other than upon the Optionee’s death or Disability), the Optionee may exercise his or her Option, but only within three (3) months (extended to three (3) years for Options granted on or after May 27, 2004) following the date of such termination, and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of the Option’s term as set forth in Section 4 hereof). To the extent that the Optionee was not vested as to his or her entire Option on the date of such termination, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

c)	Disability of Optionee. In the event Optionee’s status as a Director terminates as a result of Disability, the Optionee may exercise his or her Option, but only within twelve (12) months following the date of such termination (extended to three (3) years for Options granted on or after May 27, 2004), and only to the extent that the Optionee was entitled to exercise it on the date of such termination (but in no event later than the expiration of the Option’s term as set forth in Section 4 hereof). To the extent that the Optionee was not vested as to his or her entire Option on the date of termination, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

d)	Death of Optionee. In the event of an Optionee’s death, the Optionee’s estate or a person who acquired the right to exercise the Option by bequest or inheritance may exercise the Option, but only within twelve (12) months following the date of death (extended to three (3) years for Options granted on or after May 27, 2004), and only to the extent that the Optionee was entitled to exercise it on the date of death (but in no event later than the expiration of the Option’s term as set forth in Section 4 hereof). To the extent that the Optionee was not vested as to his or her entire Option on the date of death, the Shares covered by the unvested portion of the Option shall revert to the Plan. To the extent that the Optionee’s estate or a person who acquired the right to exercise such Option does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

9)	Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

10)	Adjustments Upon Changes in Capitalization, Dissolution, Merger or Change-in-Control.

a)	Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of Shares covered by each outstanding Option, the number of Shares which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per Share covered by each such outstanding Option, and the number of Shares issuable pursuant to the automatic grant provisions of Section 4 hereof shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued Shares effected without receipt of consideration by the

Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to an Option.

b)	Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it shall terminate immediately prior to the consummation of such proposed action.

c)	Merger or Change-in-Control. In the event of a merger of the Company with or into another corporation or a Change-in-Control of the Company, outstanding Options may be assumed or equivalent options may be substituted by the successor corporation or a Parent or Subsidiary thereof (the “Successor Corporation”). If an option is assumed or substituted for, the Option or equivalent option shall continue to be exercisable as provided in Section 4 hereof for so long as the Optionee serves as a Director or a director of the Successor Corporation. In addition, whether or not the Successor Corporation assumes an outstanding option or substitutes for it an equivalent option, immediately upon a Change-in-Control each Option or option shall become fully vested and exercisable, including as to Shares for which it would not otherwise be exercisable. Thereafter, the Option or option shall remain exercisable in accordance with Section 8(b) through (d) above.

For the purposes of this Section 10(c), an Option shall be considered assumed if, following the merger or Change-in-Control, the Option confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option immediately prior to the merger or Change-in-Control, the consideration (whether stock, cash, or other securities or property) received in the merger or Change-in-Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares). If such consideration received in the merger or Change-in-Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option, for each Share of Optioned Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the merger or Change-in-Control.

11)	Amendment and Termination of the Plan; No Repricing.

a)	Amendment and Termination. The Board may at any time amend, alter, suspend, or discontinue the Plan, but no amendment, alteration, suspension, or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with any applicable law, regulation or stock exchange rule, the Company shall obtain stockholder approval of any Plan amendment in such a manner and to such a degree as required.

b)	Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not affect Options already granted and such Options shall remain in full force and effect as if this Plan had not been amended or terminated.

c)	No Repricing. The exercise price for an Option may not be reduced without the consent of the Company’s stockholders. This shall include, without limitation, a repricing of the Option as well as an option exchange program whereby the Participant agrees to cancel an existing Option in exchange for another award.

12)	Time of Granting Options. The date of grant of an Option shall, for all purposes, be the date determined in accordance with Section 4 hereof.

13)	Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, state securities laws, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares, if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned relevant provisions of law.

Inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

14)	Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

15)	Option Agreement. Options shall be evidenced by written option agreements in such form as the Board shall approve.

PROXY
HARMONIC INC.
549 Baltic Way, Sunnyvale, CA 94089
PROXY FOR AN ANNUAL MEETING OF STOCKHOLDERS
JUNE 28, 2006
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Patrick J. Harshman and Robin N. Dickson, and each or either of them, as Proxies of the undersigned, with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Common Stock of Harmonic Inc., held of record May 1, 2006 by the undersigned at the Annual Meeting of Stockholders of Harmonic Inc. to be held at The Hyatt Hotel, 5101 Great America Parkway, Santa Clara, California, on June 28, 2006, at 8:00A.M. Pacific Time, or at any adjournment thereof.
The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, dated May 24, 2006, and a copy of the Company’s 2005 Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 13, 2006. The undersigned hereby expressly revokes any and all proxies heretofore given or executed by the undersigned with respect to the shares of stock represented by this proxy and, by filing this proxy with the Secretary of the Company, gives notice of such revocation.
(Continued, and to be marked, dated and signed, on the other side)

Address Change/Comments (Mark the corresponding box on the reverse side)

▲ Detach here from proxy voting card. ▲
You can now access your Harmonic Inc. account online.
Access your Harmonic Inc. stockholder account online via Investor ServiceDirect ® (ISD).
Mellon Investor Services LLC, Transfer Agent for Harmonic Inc., now makes it easy and convenient to get current information on your stockholder account.

• View account status	• Make address changes
• View certificate history	• Obtain a duplicate 1099 tax form
• View book-entry information	• Establish/change your PIN
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THIS PROXY WILL BE VOTED AS SPECIFIED HEREON. THIS PROXY WILL BE VOTED FOR PROPOSAL NOS. 1, 2, 3 and 4 IF NO SPECIFICATION IS MADE. THIS PROXY WILL BE VOTED BY THE APPLICABLE PROXIES IN THEIR DISCRETION ON OTHER BUSINESS THAT COMES BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.
Mark Here for Address Change or Comments	☐
PLEASE SEE REVERSE SIDE
The Board of Directors of Harmonic Inc. recommends a vote FOR Proposal Nos. 1, 2, 3 and 4.

		FOR	WITHHELD
1.	To elect seven directors to serve until the 2007 annual meeting of stockholders or until their successors are elected and duly qualified.	☐	☐

01 Anthony J. Ley	05 Lewis Solomon
02 Patrick J. Harshman	06 Michael L. Vaillaud
03 E. Floyd Kvamme	07 David R. Van Valkenburg
04 William F. Reddersen

To withhold authority to vote for a particular nominee or nominees, write the name(s) of such nominee(s) here:

		FOR	AGAINST	ABSTAIN
2.	To approve amendments to the 2002 Employee Stock Purchase Plan to reduce the term of future	☐	☐	☐
Offering Periods to six (6) months and increase the number of shares of common stock available for issuance thereunder to 2,000,000 shares.
WILL ATTEND

If you plan to attend the Annual Meeting, please mark the WILL ATTEND box				☐

PLEASE COMPLETE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

		FOR	AGAINST	ABSTAIN
3.	To approve amendments to the 2002 Director Option Plan to increase the	☐	☐	☐
maximum number of shares which may be optioned and sold under the Plan by an additional 300,000 shares; and reduce the term of future options granted under the Plan to seven (7) years.

4.	To ratify the appointment of PricewaterhouseCoopers LLP as independent	☐	☐	☐
registered public accounting firm of the Company for the fiscal year ending December 31, 2006.
Choose MLinkSM for fast, easy and secure 24/7 online access to your future proxy materials, investment plan statements, tax documents and more. Simply log on to Investor ServiceDirect® at www.melloninvestor.com/isd where step-by-step instructions will prompt you through enrollment.

Signature	Signature	Date

Please sign exactly as your name(s) is (are) shown on the share certificate to which the Proxy applies. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

▲ Detach here from proxy voting card ▲
Vote by Internet or Telephone or Mail
24 Hours a Day, 7 Days a Week
Internet and telephone voting is available through 11:59 P.M. Eastern Time the business day prior to annual meeting day.
Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Internet		Telephone		Mail
http://www.proxyvoting.com/hlit		1-866-540-5760		Mark, sign and date your proxy card and return it in the enclosed postage-paid envelope.

Use the Internet to vote your proxy. Have your proxy card in hand when you access the web site.	OR	Use any touch-tone telephone to vote your proxy. Have your proxy card in hand when you call.	OR

If you vote your proxy by Internet or by telephone,
you do NOT need to mail back your proxy card.